UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2007

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) By letter received by Enesco Group, Inc. (the "Company") on March 8, 2007, KPMG LLP ("KPMG"), previously the independent registered public accounting firm for the Company, notified the Company that the client-auditor relationship between the Company and KPMG has ceased.

(b) The audit reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

(c) During the two fiscal years ended December 31, 2005 and subsequent interim period through March 8, 2007, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(d) During the two fiscal years ended December 31, 2005 and subsequent interim period through March 8, 2007, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(e) The Company has provided a copy of this Form 8-K to KPMG and requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Company in this Form 8-K, and, if not, identifying the statements with which it does not agree.

(f) The Company currently does not expect to retain a new independent registered public accounting firm to replace KPMG due to the Company's expectation that, as a result of the recently completed sale of substantially all of its assets in a Section 363 asset sale pursuant to Chapter 11 of the United States Bankruptcy Code, it anticipates filing a plan of liquidation to distribute any remaining assets and effect the dissolution of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated March 14, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

March 14, 2007	By:	/s/ Marie Meisenbach Graul

Name: Marie Meisenbach Graul
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 14, 2007